                                                                     EXHIBIT 4.1


NUMBER                              [LOGO]                              SHARES
 XPT



             Incorporated under the laws of The state of California

This certificate is transferable              see reverse for certain
in the City of St. Paul, MN and New York, NY  definitions
                                              and a statement as to
                                              rights,preferences, privileges and
                                              restrictions, if any

                                                              CUSIP  501482 10 8

This Certifies that


is the record holder of

                     FULLY PAID AND NONASSESSABLE SHARES OF
                  COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

                                   LECG, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ Kimberly D. Gilmour                             Countersigned and Registered
---------------------------------------           NORTHWEST BANK MINNESOTA, N.A.
CHIEF FINANCIAL OFFICER AND SECRETARY                         Transfer Agent and
                                    [SEAL]                             Registrar


/s/ Thomas M. Jorde                                 By: /s/ J. M. Kaufman
---------------------------------------                -------------------------
President                                               Authorized Signature

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at its corporate headquarters..

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM    -    as tenants in common               UNIF GIFT MIN ACT  -                      Custodian
                                                                        -------------------            -----------------------------

TEN ENT    -    as tenants by the entireties                                 (Cust)                                (Minor)
JT TEN     -    as joint tenants with right of                          under Uniform Gifts to Minors
                survivorship and not as tenants in                      Act
                common                                                      ------------------------------
                                                                                      (State)

                                                    UNIF TRF MIN ACT   -             Custodian (until age       )
                                                                        ------------                     -------
                                                                           (Cust)
                                                                                         under Uniform Transfers
                                                                        ------------
                                                                           (Minor)
                                                                        to Minors Act
                                                                                      ------------------------------------------
                                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.



     FOR VALUE RECEIVED, ______________________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
     OF ASSIGNEE

----------------------
|                    |
----------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------------------------

                                       X
                                        ---------------------------------------

                                       X
                                        ---------------------------------------

                                        THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                              NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By
  ------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.